CPI AEROSTRUCTURES, INC. 8-K

Exhibit 10.3

COMMERCIAL GUARANTY

Borrower:	CPI Aerostructures, Inc.	Agent: BankUnited, N.A., as Administrative Agent and Collateral Agent for the Lenders Commercial Lending 14817 Oak Lane Miami Lakes, Florida 33016
91 Heartland Blvd.
Edgewood, New York 11717

Guarantor:	Welding Metallurgy, Inc. and
Compac Development Corp.
c/o CPI Aerostructures, Inc.
91 Heartland Blvd.
Edgewood, New York 11717

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, each Guarantor, jointly and severally, absolutely and unconditionally, guarantees, as primary obligor and not merely as surety, the full and punctual payment and satisfaction of the Indebtedness (defined below) of Borrower to BANKUNITED, N.A., as Administrative Agent and Collateral Agent for the benefit of the Lenders as defined in and party to that certain Credit Agreement, defined below (“Agent”), and the prompt performance and discharge of all Borrower’s obligations under the Credit Agreement and the Related Documents. This is a guaranty of payment and performance and not of collection, so Agent can enforce this Guaranty against Guarantor even when Agent has not exhausted Agent’s remedies against anyone else obligated to pay the Indebtedness or any portion thereof or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness or any portion thereof. Guarantor will make any payments to Agent or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim or defense, and will otherwise perform Borrower’s obligations under the Credit Agreement and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing. For purposes hereof, each person executing below shall be defined collectively as “Guarantor” herein. If more than one Guarantor executes below, the obligations hereunder shall be joint and several.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all Obligations under the Credit Agreement together with all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Agent for the benefit of the Lenders in accordance with the Credit Agreement. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, increase, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Agent or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated. Indebtedness also includes, to the extent applicable, without limitation, all obligations of Borrower arising under any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into between Borrower and Agent for the benefit of Lenders. Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all Indebtedness that would be owed by any other obligor on the Indebtedness but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or liquidation proceeding involving such other obligor.

If Agent presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Agent’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO AGENT FOR THE BENEFIT OF LENDERS, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Agent without the necessity of any acceptance by Agent, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Agent of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Agent, by certified mail, at Agent’s address listed above or such other place as Agent may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Agent of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all the Indebtedness incurred by Borrower or committed by Agent on behalf of Lenders prior to receipt of Guarantor’s written notice of revocation, including any extensions, renewals, substitutions or modifications of the

Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor’s revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. Release of any other guarantor or termination of any other guaranty of the Indebtedness or any portion thereof shall not affect the liability of Guarantor under this Guaranty. A revocation Agent receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), prior to Guarantor’s written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTOR’S AUTHORIZATION TO AGENT. Guarantor authorizes Agent, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Agent may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Agent in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Agent that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Agent; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Agent, sell, lease, assign, encumber, hypothecate, transfer, or otherwise· dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Agent’s request, Guarantor will provide to Agent financial and credit information in form acceptable to Agent, and all such financial information which currently has been, and all future financial information which will be provided to Agent is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Agent, no event has occurred which may materially adversely affect Guarantor’s financial condition and entry into this guaranty and performance of the obligations hereunder would not render it insolvent.; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened, other than any litigation, claim, investigation, administrative proceeding or similar action that could not reasonably be expected to result in a material adverse change to the Guarantor’s financial condition; (I) Agent has made no representation to Guarantor as to the creditworthiness of Borrower; (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Agent shall have no obligation to disclose to Guarantor any information or documents acquired by Agent in the course of its relationship with Borrower; and (K) Guarantor is a subsidiary of Borrower and has determined that the execution of this Guaranty will be in its best interests, to its direct benefit, incidental to its powers, and in furtherance of its duly acknowledged purposes and objectives.

GUARANTOR’S FINANCIAL STATEMENTS. Each Guarantor agrees to furnish Agent with the financial information set forth in the Credit Agreement on or before the due date set forth therein.

GUARANTOR’S COVENANTS. Each Guarantor shall maintain and/or comply with the applicable covenants set forth in the Credit Agreement.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Agent (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or non-action on the part of Borrower, Agent, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Agent for the benefit of Lenders from Borrower, any other guarantor, or any other person; (E) to pursue any other remedy within Agent’s power; or (F) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Agent from bringing any action, including a claim for deficiency, against Guarantor, before or after Agent’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Agent which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for· reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Agent on behalf of Lenders against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Agent is forced to remit the amount of that payment to Borrower’s trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Without limiting the generality of the foregoing, Guarantor agrees that its obligations hereunder, and any security interest in respect thereof, shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not Guarantor has knowledge thereof):

(i)

the validity or enforceability of Credit Agreement or any other Loan Document, any of the Indebtedness or any guaranty or right of offset with respect thereto at any time or from time to time held by Agent;

(ii)

the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, any Guarantor or any other party at any time liable for the payment of all or part of the Indebtedness; or any dissolution of Borrower or any Guarantor or any sale, lease or transfer of any or all of the assets of Borrower or any Guarantor or any changes in the shareholders, partners or members of Borrower or any Guarantor; or any reorganization of Borrower or any Guarantor;

(iii)

any renewal, extension or acceleration of, or any increase in the amount of the Indebtedness, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents;

(iv)

any failure, omission or delay in enforcement (by agreement or otherwise), or the stay or enjoining (by court order, operation of law or otherwise) of the exercise of enforcement, of any claim or demand or any right, power or remedy (whether arising under any Loan Documents, at law, in equity or otherwise) with respect to the Indebtedness or any guaranty, agreement, Collateral or other security relating thereto;

(v)

any change, reorganization or termination of the company or corporate structure or existence of Borrower or any Guarantor or any of their Subsidiaries and any corresponding restructuring of the Indebtedness;

(vi)

any settlement, compromise, release, subordination or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Indebtedness or any obligor thereof;

(vii)

the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Indebtedness, any other impairment of such collateral or the taking or accepting of any other or additional security, collateral or guaranty for the Indebtedness or any part thereof;

(viii)

any exercise of remedies with respect to the Collateral or any other security for the Indebtedness at such time and in such order and in such manner as Agent may decide, whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that the Guarantor would otherwise have and, without limiting the generality of the foregoing or any other provisions hereof, the Guarantor hereby expressly waives any and all benefits which might otherwise be available to Guarantor under applicable law; and

(ix)

any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Indebtedness or which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower, the Guarantor or any other guarantor for the Indebtedness, or of the Guarantor under this Guaranty or of any security interest granted by Guarantor or any other guarantor, whether in an insolvency, bankruptcy or liquidation proceeding or in any other instance.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Agent reserves a right of setoff in all Guarantor’s accounts with Agent (whether checking, savings, or some other account and whether evidenced by a certificate of deposit). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Agent, to the extent permitted by applicable law, to hold these funds if there is a default, and Agent may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Agent on behalf of Lenders may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Agent and Guarantor shall be paid to Agent and shall be first applied by Agent for the benefit of the Lenders to the Indebtedness. Guarantor does hereby assign to Agent all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Agent full payment in legal tender of the Indebtedness. If Agent so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Agent. Guarantor agrees, and Agent is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Agent deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Agent’s costs and expenses, including Agent’s reasonable attorneys’ fees and Agent’s legal expenses, incurred in connection with the enforcement of this Guaranty. Agent may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Agent’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Agent and, to the extent not preempted by federal law, the laws of the State of New York without regard to its conflicts of law provisions. This Guaranty has been accepted by Agent in the State of New York.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Agent harmless from all losses, claims, damages, and costs (including Agent’s attorneys’ fees) suffered or incurred by Agent as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Agent” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Agent to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Agent as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Agent informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Agent to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Agent. Agent shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Agent. No delay or omission on the part of Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver by Agent of a provision of this Guaranty shall not prejudice or constitute a waiver of Agent’s right otherwise to demand strict compliance with that provision or any other provision of this

Guaranty. No prior waiver by Agent, nor any course of dealing between Agent and Guarantor, shall constitute a waiver of any of Agent’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Agent is required under this Guaranty, the granting of such consent by Agent in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Agent.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Guaranty and the Related Documents.

Waive Jury. Agent and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Agent or Borrower against the other.

ERRORS AND OMISSIONS. In consideration of the loan made by Agent on behalf of Lenders to the Borrower, the undersigned does hereby represent the promise as follows: Upon request made by the Agent, its successors or assigns, the undersigned will execute such documents as are reasonable to provide assurance to Agent (1) that the obligations undertaken by the undersigned in connection with said Indebtedness will be faithfully performed; (2) that any and all documents and installments signed by the undersigned in connection with said Indebtedness are accurate statements as to the truth of the matters set forth in them and constitute binding obligations upon the undersigned according to their tenor; or (3) as to the amount of said Indebtedness outstanding from time to time, and the date and amount of payments made in respect to said Indebtedness. Upon request made by the Agent, its successors or assigns, the undersigned will re-execute any document or instrument signed in connection with said Indebtedness or execute any document or instrument that ought to have been signed at or before closing of said Indebtedness, or which was incorrectly drafted and signed, to facilitate full execution of the appropriate documents. All such requests shall receive the full cooperation and compliance by the undersigned within seven (7) days of the making of the request set forth above. The failure of the undersigned to comply with their obligations hereunder shall constitute a default under the Related Documents and shall entitle Agent or its successors and assigns, to the remedies available for default under the Related Documents executed by the undersigned.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty or the Credit Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agent. The word “Agent” shall have the meaning set forth in the first paragraph of this Guaranty.

Borrower. The word “Borrower” means CPI Aerostructures, Inc. and includes all co-signers and co-makers signing the Credit Agreement and all their successors and assigns.

Credit Agreement. The Amended and Restated Credit Agreement between the Borrower, the Lenders named therein and BankUnited, N.A., as Agent, Administrative Agent, Collateral Agent and Swap Provider, dated as of March 24, 2016, as same has been or may be amended from time to time.

GAAP. The word “GAAP” means generally accepted accounting principles.

Guarantor. The word “Guarantor” means, collectively, each person and/or entity signing this Guaranty and any other Guaranty of the Indebtedness, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Agent for the benefit of Lenders.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness and obligations to Agent on behalf of Lenders as more particularly described in this Guaranty.

Lenders. The word “Lenders” shall have the meaning set forth in the Credit Agreement.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Agent on behalf of Lenders, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Obligations. The word “Obligations” shall have the meaning set forth in the Credit Agreement.

Related Documents. The words “Related Documents” mean the Credit Agreement, the Loan Documents defined in the Credit Agreement and all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, interest rate swap documents (including, without limitation, any Swap Contract between Borrower and Agent) and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

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EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO AGENT AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY AGENT IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED DECEMBER 20, 2018.

GUARANTORS:

WELDING METALLURGY, INC.

By:	/s/ Vincent Palazzolo
Name: Vincent Palazzolo
Title: CFO

COMPAC DEVELOPMENT CORP.

By:	/s/ Vincent Palazzolo
Name: Vincent Palazzolo
Title: CFO